EXHIBIT 24.1


                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints MURRY S. GERBER, DAVID L. PORGES and JOHANNA G. O'LOUGHLIN, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, may lawfully do or cause to be done by virtue hereof.

                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on , 1999:


          Signature                                             Title

   /s/MURRY S. GERBER                                 President, Chief Executive
----------------------------------                    Officer and Director
      Murry S. Gerber

    /s/DAVID L. PORGES                                Chief Financial Officer
----------------------------------
       David L. Porges

     /s/JOHN BERGONZI                                 Controller and Chief
-----------------------                               Accounting Officer
        John Bergonzi

    /s/PAUL CHRISTIANO
----------------------------------                    Director
       Paul Christiano

    /s/PHYLLIS A.DOMM
----------------------------------                    Director
       Phyllis A. Domm

 /s/E. LAWRENCE KEYES, JR,                            Director
----------------------------------
    E. Lawrence Keyes, Jr.

  /s/THOMAS A. MCCONOMY                               Director
----------------------------------
     Thomas A. McConomy

   /s/DONALD I. MORITZ                                Director
----------------------------------
      Donald I Moritz

    /s/GUY W. NICHOLS                                 Director
----------------------------------
      Guy W. Nichols

    /s/MALCOLM M. PRINE                               Director
----------------------------------
       Malcolm M. Prine

      /s/JAMES E. ROHR                                Director
----------------------------------
         James E. Rohr

     /s/DAVID S. SHAPIRA                              Director
----------------------------------
        David S. Shapira

     /s/J. MICHAEL TALBERT                            Director
----------------------------------
        J. Michael Talbert